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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K/A



           AMENDMENT NO. 2 TO CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 10, 1998


                                INTERIORS, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                       1-6395             13-3590047
-----------------------------------     -----------      ------------------
(State or other jurisdiction            (Commission       (IRS Employer
of incorporation or organization)       File Number)     Identification No.)


   320 Washington Street, Mt. Vernon New York                  10553
 ------------------------------------------------         ----------------
    (Address of principal executive offices)                 (Zip Code)


    Registrant's telephone number, including area code:  (914) 665-5400
                                                        ---------------------


                                Not Applicable
  ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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The Registrant hereby amends its Current Report on Form 8-K as filed with the
Commission on March 25, 1998 as provided herein.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On March 10, 1998, the Registrant entered into, and consummated, an Agreement and Plan of Merger (the "Merger Agreement") among the Registrant, Vanguard Acquisition Corp., a wholly-owned subsidiary of the Registrant, Henlor, Inc. ("Henlor") and the shareholders of Henlor. The transaction was structured as a reverse triangular merger. As a result of the merger, Henlor now is a wholly-owned subsidiary of the Registrant. Henlor, through its wholly-owned subsidiary Vanguard Studios, Inc. ("Vanguard"), designs, manufactures and wholesales decorative accessories furnishings for the home, including framed hand-painted oil paintings, framed prints under glass, wall mirrors, lamps, sculptures and decorative tabletop accessories. The acquisition of Henlor provides the Registrant with an expanded breadth of product offerings.

          Pursuant to the Merger Agreement, the purchase price paid to the shareholders of Henlor at closing consisted of a cash payment of $705,621 and the delivery of a subordinated promissory note in the aggregate principal amount of $794,379. In addition, the Registrant issued to the shareholders of Henlor an aggregate of 299,581 unregistered shares of its Class A Common Stock (the "Merger Shares") and the Registrant repaid indebtedness of Vanguard owed to the principal shareholders of Henlor in the amount of $294,379 . All of the Merger Shares are being held in a two year escrow as security for the indemnification obligations of Henlor's former shareholders pursuant to the Merger Agreement, and the number of Merger Shares remains subject to adjustment based on the value of the Merger Shares on the second anniversary of the closing date.

          The merger was financed by (i) a bridge loan in the principal amount of $500,000 from United Credit Corp., the Registrant's senior lender, and (ii) the private placement to accredited investors of the Registrant's unregistered Subordinated Convertible Promissory Notes in the aggregate principal amount of $500,000. The aggregate purchase price was determined in arms-length negotiations between the Registrant and the shareholders of Henlor.

          The assets acquired pursuant to the Merger Agreement included, among other things, (i) fixed assets owned, leased or used by Henlor and Vanguard, including equipment, (ii) accounts receivable, (iii) inventory and (iv) contracts, agreements, and leases of real and personal and property. For the foreseeable future, the Registrant intends to utilize such assets in connection with the operation of the business of Henlor and Vanguard.

          A copy of the Merger Agreement was appended as an exhibit to the Report on this transaction filed on Form 8-K on March 25, 1998.





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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.
    -----------------------------------------

Consolidated Financial Statements for Henlor, Inc. and Subsidiaries
D.B.A. Vanguard Studios For the Nine Months ended July 31, 1997 and
For the Year ended October 31, 1996 are appended as an Exhibit to this Report.

Interim Financial Statements (unaudited) for the seven months ended February 28, 1998 and February 28, 1997 are appended as an Exhibit to this Report.

(b) Pro Forma Financial Information.
    -------------------------------

Pro Forma Financial Information with respect to the acquisition of Henlor, Inc. by the Registrant is appended as an Exhibit to this Report.

(c) Exhibits
    --------

Document Description                                                Exhibit No.
--------------------                                                -----------
Consolidated Financial Statements for Henlor, Inc. and Subsidiaries
D.B.A. Vanguard Studios For the Nine Months ended July 31, 1997
and For the Year ended October 31, 1996                                  3

Interim Financial Statements (unaudited) for the seven months ended
February 28, 1998 and  February 28, 1997.                                4


Pro Forma Financial Information with respect to the acquisition of
Henlor, Inc. by the Registrant                                           5




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                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.

May 28, 1998                INTERIORS, INC.,
                              a Delaware corporation



                              By:   /s/ John D. Mazzuto.
                                 -------------------------------------------
                                    Chief Financial Officer







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EXHIBIT INDEX


Exhibit                                                                                           Sequentially
  No.       Document Description                                                                 Numbered Pages
-------      --------------------                                                                -------------
3        Consolidated Financial Statements for Henlor, Inc. and Subsidiaries                        Cover
         D.B.A. Vanguard Studios For the Nine Months ended July 31, 1997                           Contents
         and For the Year ended October 31, 1996                                                 Pages 1 - 13

4        Interim Financial Statements (unaudited) for the seven months                           Pages 1- 4
         ended February 28, 1998 and  February 28, 1997

5        Pro Forma Financial Information with respect to the acquisition of                      Pages 1 - 9
         Henlor, Inc. by the Registrant